Cooper Standard 3Q 2010 Third Quarter Earnings Call November 15, 2010 Exhibit 99.2

cooperstandard
Introduction & Agenda

Introduction
Glenn Dong
Vice President and Treasurer
Executive Overview
Jim McElya
Chairman and Chief Executive Officer
Commercial Highlights
Ed Hasler
President
Financial Overview
Allen Campbell
Chief Financial Officer
Question & Answers

cooperstandard
Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive
(Cooper Standard) intends that such forward-looking statements be subject to the safe-harbor created thereby.
These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,”
“forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions. Cooper Standard’s expectations, beliefs and projections are expressed in good faith and Cooper Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

cooperstandard
Safe Harbor

This presentation includes forward-looking statements, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: the inability to compare the company’s financial condition or results historically due to fresh start accounting; the company’s emergence from bankruptcy will reduce or eliminate certain tax benefits; the company’s emergence from bankruptcy may adversely effect its operations going forward; uncertainty related to the company’s ability to generate sufficient cash to service indebtedness and meet dividend obligations; disruptions in financial markets may adversely impact availability and cost of consumer credit and impact volumes; the company’s dependence on the automotive industry; availability and cost of raw materials; the uncertainty of the company’s ability to meet significant increases in demand; the company’s dependence on certain major customers; competition in the industry; sovereign and other risks related to the company conducting operations outside the United States; the uncertainty of the company’s ability to achieve expected cost reduction savings; the company’s exposure to product liability and warranty claims; labor conditions; escalating pricing pressures from our customers; the company’s ability to meet customers’ needs for new and improved products in a timely manner; the company’s ability to attract and retain key personnel; potential conflicts of interests between owners and the company; the company’s legal rights to its intellectual property portfolio; the company’s underfunded pension plans; environmental and other regulations; the possibility that the company’s acquisition strategy will not be successful; and the possibility of impairment charges relating to goodwill and long-lived assets. There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.
There may be other factors that may cause the company’s actual results to differ materially from the forward-
looking statements. Cooper Standard undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jim McElya Chairman & CEO Executive Overview Q3 2010

cooperstandard
Executive Overview
• Solid financial performance
• Increased gross profit margin
• Year-to-date gross business awards of $527 million*
• Strong balance sheet

* Based on currently estimated production volumes for the future periods pertaining to the awards; includes new, replacement and conquest business.

cooperstandard

Executive Overview
• Global automotive production improving, with
continued growth in BRIC regions
• Established presence in Brazil, China and India
yielding results
• Industry consolidation creating opportunities

Commercial Highlights Q3 2010 Ed Hasler President

cooperstandard 9 Commercial Highlights • Cooper Standard sales growth continues • Recognized by customers for quality excellence • Nominated for innovation award • Well positioned in emerging markets cooperstandard
Global Product Launches &
Customer Recognition
•
Global launches include:
– Ford Explorer (North America):
Sealing; Thermal Management; Fuel, Brake & Emissions
– Volkswagen Jetta (North America):
Sealing
– Nissan NV Panel Van (North America):
Anti-Vibration
– Chrysler Jeep Grand Cherokee (North America):
Fuel, Brake & Emissions
– Peugeot 408 (Europe):
Sealing
– BMW Mini Cooper Countryman (Europe):
Fuel, Brake & Emissions
– GM Corsa Classic (South America):
Sealing
– GM Buick Lacrosse (Asia Pacific):
Sealing

•
Customer Recognition:
– Nissan
Most Improved Supplier Quality Award
Zero Defects Certificate
– Mazda
Quality Assurance Certification System
Award
(Fuel Rail Business)
– Society of Plastic Engineers Award
Customer nomination
Consistently deliver world-class quality

cooperstandard

BRIC Operations
Country # of Plants Customers Product Lines
Brazil
2
Fiat
Ford
GM
Honda
Hyundai
Body Sealing
Fuel, Brake & Emissions
Thermal Management
Power Management
Russia
Evolving opportunities
India
5
Ford
Isuzu
Mitsubishi
Hindustan Motors
SAIC/GM
Tata
Suzuki
Body Sealing
Fuel, Brake & Emissions
Thermal Management
Power Management
China
8
GM
Ford
Chery
PSA
SAIC
Volkswagen
BMW
Daimler
Toyota
Body Sealing
Fuel, Brake & Emissions
Anti-Vibration
Power Management
Mazda
Mitsubishi
BAIC
Fiat
Honda
Volvo Truck
SAIC/GM
Guangzhou Automotive
FAW
Mahindra & Mahindra
Honda
Renault/Nissan
Toyota
Fiat
GM
Hyundai
Volkswagen
Renault/Nissan
Toyota
PSA

cooperstandard

Sales By Region & Product Groups
YTD Total 2010 = $1.81 Billion
Sales By Region
North America
52%
Europe
34%
Asia Pacific
8%
South America
6%
Sales By Product Groups
Sealing
48%
Fuel, Brake &
Emissions
29%
Thermal
Mangement
10%
Non-Automotive
5%
Anti-Vibration
Systems
8%

Cooper Standard’s Top 20 Platforms Q3 2010

#5 GM
Silverado/Sierra
#2 Ford
Tribute/Escape
#20 Chrysler
Plymouth Voyager
#1 Ford
F-150
#7 Ford
Fusion / Edge
#9 Ford
Ecosport/Fiesta
#12 Chrysler
Sebring /Avenger/Compass
#8 Ford
Mondeo/Freelander/V50/V70
#15 Fiat
Palio/Strada/Doblo
#3 GM
Tahoe/Yukon/
Escalade
Top 20 YTD Q3 2010
#4 Ford
Fiesta/Fusion
#10 GM
Impala
#6 GM
Lacrosse/Insignia
#11 Fiat
Linea/Punto
#13 VW -Audi
Passat/Beduin
#14 Chrysler / Nissan
Ram / Titan
#17 BMW
3-Series
#16 Ford
Focus/Kuga/Axela
#18 GM
Chevy Traverse
#19 Ford
F-Series Super Duty
Cooper
Standard
products are
consistently
on the top
selling
global
platforms
Broad customer mix across multiple vehicle segments
cooperstandard

Financial Overview
Q3 2010
Allen Campbell
Chief Financial Officer
Due to Cooper Standard’s adoption of fresh start reporting on May 31, 2010, in some of its financial reports, the company’s financial information for periods ended on or prior to May 31, 2010 is described as relating to Predecessor periods, and financial information for periods ended after May 31, 2010 is described as relating to Successor periods.
For purposes of this financial overview, the company is presenting financial information for Predecessor and
Successor periods on a combined basis so that results of operations for the three and nine months ended September
30, 2010 can be more readily compared with the corresponding periods in the prior year. The company believes that presenting this financial information on a combined basis provides management and investors with a more meaningful perspective on ongoing financial and operational performance and trends. For a presentation of results of operations and other financial information on an uncombined basis, please refer to Cooper Standard’s  Quarterly
Report on Form 10-Q for the quarter ended September 30, 2010, which was filed with the SEC on November 12,
2010.

cooperstandard
Q3 and YTD September 2010 Performance

$ Millions
Q3 2009
Q3 2010
Net Sales $517.7
$585.7
Operating Profit (Loss)
$24.8 $28.8
Gross Profit
$82.1 $102.1
YTD 2009 YTD 2010
$1,367.7
$1,810.4
$(381.4) $116.5
$175.2 $312.8
Net Income (Loss)
$10.8 $20.8 $(393.5) $662.1
Adjusted EBITDA
$67.2 $105.7 $214.8 $58.6
% Margin 11.5% 7.7% 11.3% 11.9%

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2009
2010
Net Income (Loss) $(393.5) $ 662.1
Provision for income tax expense
(31.3)
EBITDA $ (283.1)
$ 838.6
Restructuring 32.9 7.1
Adjusted EBITDA $ 105.7 $ 214.8
45.3
9 Months Ended September 30th
Net Interest expense
53.6
58.7
Depreciation and amortization 88.1
72.6
Bond Repurchase (9.1)
Other / Foreign Exchange
(3.3)
--
20.9
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 19.
Reorganization / Fresh Start/ Impairment (659.9)
Inventory Write-Up
-- 8.1
EBITDA excl. Reorg & Impairment
178.7 85.2
368.3

cooperstandard
Cash Flow 3Q 2010

Cash Balance as of June 30 188.7 $
   Cash generated 43.6
Cash Balance as of September 30 232.3 $
($ in Millions)
Q3 - 2010
Cash from Operations 60.7 $
Changes in operating assets & liabilities 13.7
Cash from Operations 74.4 $
Capital Expenditures (17.4)
Cash from Operations less CAPEX 57.0 $
Financing Activities 0.7
Cash - Reorganization (11.3)
Foreign Exchange/Other (2.8)
Net Cash Generated in Q3 43.6 $

cooperstandard

Liquidity as of September 30, 2010
Cash on Balance Sheet $232.3M
ABL Revolver  125.0M
Letters of Credit (36.3)M
Total Liquidity $321.0 M
Flexible capital structure allows for future growth opportunities
• 23% increase in cash from the prior
quarter
• ABL Revolver undrawn
• Net leverage = $245 million
• Net leverage ratio = 0.9x
• No major debt maturity until 2018
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Q1-10 Q3-10

cooperstandard
Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.

Questions & Answers

cooperstandard Closing Comments • Solid 2010 results • Strong balance sheet • Positive customer relationships • Well positioned for global expansion 21